Warrant to Purchase
WA-1                                               ** 90,000 **
                                                  Shares of Common Stock

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH
ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

              Void after 5:30 P.M. New York City time on July 15, 2009

                      SERIES A COMMON STOCK PURCHASE WARRANT
                                         OF
                           WESTBURY METALS GROUP, INC.

         This is to certify that, FOR VALUE RECEIVED, Alliance Capital Investments Corp. or registered assigns ("Holder"), is entitled to purchase, on the terms and subject to the provisions of this Warrant, from Westbury Metals Group, Inc., a Delaware corporation (the "Company"), ninety thousand (90,000) shares of the common stock, par value $.001 per share ("Common Stock"), of the Company at an exercise price per share of three and 00/100 dollars ($3.00), at any time during the period (the "Exercise Period") commencing on the July 15, 2000 and ending at 5:30 P.M. New York City time, on July 15, 2009; provided, however, that if such date is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day on which such banks are not authorized to be closed. Reference to the Warrants shall mean all of the Series A Common Stock Purchase Warrants sold by the Company to Alliance Capital Investments Corp. on or about July 15, 1999 and any Warrants issued as a result of the transfer or partial exercise of any of such Warrants.

         (a) EXERCISE OF WARRANT. This Warrant may be exercised in whole at any time or in part from time to time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such form. Payment of the Exercise Price shall be made by wire transfer or check (subject to collection) in the amount of the Exercise Price payable to the order of the Company. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the shares of Common Stock purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The shares of Common Stock issued or issuable upon exercise of this Warrant are referred to as the "Warrant Shares."

         (b) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise or conversion of this Warrant such number of shares of


                                                           - 1 -

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Common Stock as shall be required for  issuance  and delivery  upon  exercise of this Warrant and that it shall not, without the prior approval of the holders of a majority of the Warrants then outstanding, increase the par value of the Common Stock.

         (c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise of this Warrant, the Company shall issue to the Holder the next higher integral number of shares of Common Stock.

         (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Paragraph (k) of this Warrant, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth in this Warrant.

         (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

                  (1) In case the Company  shall,  subsequent  to July 14, 1999,
(A) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock (B) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (C) combine or reclassify its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed in this Paragraph (f)(1) shall occur.



                                                           - 2 -

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                  (2) In case the Company  shall,  subsequent  to July 14, 1999, issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the current market price per share of Common Stock (as defined in Paragraph (f)(5) of this Warrant) on the record date mentioned below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of Common Stock, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchased (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock or securities convertible into Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

                  (3) In case the Company shall, subsequent to July 14, 1999, distribute to all holders of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions paid out of current earnings and dividends or distributions referred to in Paragraph (f)(1) of this Warrant or subscription rights or warrants (excluding those referred to in Paragraph
(f)(2) of this Warrant), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Paragraph (f)(5) of this Warrant), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                  (4) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Paragraphs (f)(1), (2) or (3) of this Warrant, the number of shares of Common Stock purchasable upon exercise of each Warrant shall simultaneously be adjusted by multiplying the number of shares of Common
Stock issuable upon exercise of each Warrant in effect on the date thereof by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted. In no event shall the Exercise Price per share be less than the par value per share, and, if any adjustment made pursuant to Paragraph (f)(1), (2) or (3) would result in an exercise price of less than the par value per share, then, in such event, the Exercise Price per share shall be the par value per share. The Company agrees not to increase the par value of the Common Stock other than in connection with a reverse split or combination or shares or other recapitalization, in which event any such increase shall not be greater that which would result from the application of the adjustments provided in Paragraph (f)(1) of this Warrant to the par value.



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                  (5) For the purpose of any computation under Paragraphs (f)(2)
and (3) of this Warrant, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for thirty (30) consecutive trading days commencing forty five (45) trading days before such date. The closing price for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the reported last bid price, in either case on the principal national securities exchange or market on which the Common Stock is admitted to trading or listed or on Nasdaq, or if not listed or admitted to trading on such exchange or such market, the average of the reported closing bid prices as reported by Nasdaq, the National Quotation Bureau, Inc. or other similar organization if Nasdaq is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors.

                  (6) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Paragraph (f)(6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Paragraph (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Paragraph (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Paragraph (f), as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to purchase Common Stock or distribution of evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this Paragraph (f) hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

                  (7) The Company may retain a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular accountants engaged by the Company) to make any computation required by this Paragraph (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                  (8) In the event that at any time, as a result of an adjustment made pursuant to Paragraph (f)(1) of this Warrant, the Holder of any Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Paragraphs (f)(1) to
(6), inclusive, of this Warrant.

                  (9) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this and similar Warrants initially issued by the Company.

         (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Paragraph (f) of this Warrant, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and the adjusted number of shares of Common Stock issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such


                                                           - 4 -

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adjustment.  Each such  officer's  certificate  shall be made  available  at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, mail, by first class mail, a copy of such certificate to the Holder at the Holder's address set forth in the Company's Warrant Register.

         (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock (other than a regular cash dividend payable out of retained earnings) or (2) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or
(3) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail, return receipt requested, to the Holder, at least fifteen days prior to the date specified in clauses (i) and (ii), as the case may be, of this Paragraph (h) a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Paragraph (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         (j)      REGISTRATION UNDER THE SECURITIES ACT OF 1933.

                  (1) (A) At any time during the period beginning on July 15, 2000 (or earlier with the consent of the Company) and ending on July 15, 2010, the Company shall advise the Holder of Warrants or the Warrant Shares or any then holder of the Warrants and the Warrant Shares (each such person being referred to herein as a "holder") by written notice at least two (2) weeks prior to the filing of any registration statement under the Securities Act of 1933, as amended, or any comparable successor law (the "Securities Act") covering securities of the Company and will upon the request of any such holder include in any such registration statement such information as may be required to permit a public offering of Warrants and/or the Warrant Shares (collectively, the "Registerable Securities") of the holder; provided, however, that, with


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respect to an offering by the Company of securities for its account only, to the extent that the managing underwriter shall have advised the Company that the inclusion of such Registerable Securities in the registration statement will have a material adverse effect upon the ability of the Company to sell securities for its own account unless the holder agrees not to sell such securities pursuant to the registration statement for such period (the "Lock-Up Period"), not to exceed six (6) months, as the managing underwriter may reasonably require, then the inclusion of the holder's Registerable Securities shall be contingent upon the agreement of the holder to such lock-up; provided, however, that in no event shall any holder be treated less favorably than others having piggyback registration rights. The Company shall keep such registration statement current for a period of twelve (12) months from the effective date of such registration statement or the expiration of the Lock-Up Period, as the case may be, or until such earlier date as all of the registered Registrable Securities shall have been sold.

               (B) If the majority holder, as hereinafter defined, shall give notice to the Company at any time during the period beginning on July 15, 2000 (or earlier with the consent of the Company) and ending July 15, 2010 to the effect that such holder contemplates the sale of any of such holder's
Registrable Securities under such circumstances that a public offering distribution (within the meaning of the Securities Act) of the Registrable Securities will be involved, then the Company shall, use its best efforts to file within forty-five (45) days after receipt of such notice, time being of the essence, a registration statement pursuant to the Securities Act, to the end that the Registrable Securities may be sold under the Securities Act as promptly as practicable thereafter, and the Company will use its best efforts to cause such registration statement to become effective as soon as possible; provided that such holder shall furnish the Company with appropriate information (relating to the intentions of such holder) in connection therewith as the Company shall reasonably request in writing. The Company shall keep such registration statement current for such time, not to exceed the greater of twelve (12) months or, if the Company is eligible to register the Registrable
Securities on a Form S-3 (or subsequent similar form) until the Registrable Securities shall have been sold. Upon receipt of notice, the Company shall promptly give notice to the other holders of Warrants and shall, at the request of such holders, include their Registrable Securities in the same manner as if they had given the notice pursuant to this Paragraph (j)(1)(B). The holders of the Warrants shall be entitled to one (1) demand registration right pursuant to this Paragraph (j)(1)(B); provided, that if, for any reason, the holder is not able to sell Registrable Securities pursuant to the registration statement because the Company failed to keep the registration statement current and effective during the period set forth in this Paragraph (j)(1)(B), at the request of any holder whose Registrable Securities were included in the registration statement, the Company shall file a new registration statement in the manner set forth in this Paragraph (j)(1)(B).

                  (2) The following provision of this Paragraph (j) shall also be applicable:

(A) The Company shall bear the entire cost and expense of any registration of securities initiated by it under Paragraph (j)(1)(A) of this Warrant or filed pursuant to Paragraph (j)(1)(B) of this Warrant. Any holder whose Registrable Securities are included in any such registration statement pursuant to this Paragraph (j) shall, however, pay the fees of any counsel or accountants retained by the holder and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by such holder pursuant thereto.

                (B) The Company shall indemnify and hold harmless each such holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for any such holder any Registerable Securities from and against any and all losses, claims, damages and liabilities (including fees and expenses of counsel, which counsel may, if the holders request, be separate from counsel for the

Company) caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any post-effective amendment thereto or any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of this Paragraph (j) or any application or other filing under any state securities law caused by any omission or alleged omissions to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which such holder or any such underwriter or any of them may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended, or other Federal or state statutory law or regulation, at common law or otherwise, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company by the holder or any underwriter engaged by the holder expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Securities Act; provided, however, that any such holder or underwriter shall at the same time indemnify the Company, its directors, each officer signing the related registration statement, each person, if any, who controls the Company within the meaning of the Securities Act and each other holder, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Paragraph (j) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished to the Company by the holder or such underwriter expressly for use therein.

                 (C) If any action or claim shall be brought or asserted by a party entitled to indemnification Paragraph (j)(2)(B) of this Warrant (each, an "Indemnified Party") in respect of which indemnity may be sought from the responsible party identified in said Paragraph (j)(2)(B) (the "Indemnifying Party"), the Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to each Indemnified Party and the payment of all reasonable legal and other expenses. The failure of any Indemnified Party to notify the Indemnifying Party will not relieve the Indemnifying Party of any liability for indemnification which it may have to any Indemnified Party unless the Indemnifying Party has been substantially prejudiced by such failure and in no event will such failure relieve the Indemnifying Party from any liability it may have to any Indemnified Party otherwise than under this Paragraph (j)(2)(C). Each Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (b) the Indemnifying Party has failed to assume the defense and employ counsel or (c) the named parties to any such action (including any impleaded parties) include both (i) any Indemnified Party and (ii) the Indemnifying Party, and, in the reasonable judgment of counsel to any Indemnified Party, it is advisable for such Indemnified Party to be represented by separate counsel (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party; provided, however, it being understood that the Indemnifying Party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys at any time for the Indemnified Parties in each jurisdiction, and each such firm shall be designated in writing by the Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action effected by an Indemnified Party without the written consent of the Indemnifying Party (which shall not be withheld unreasonably in light of all factors of importance to such Indemnified Party and the Indemnifying Party), but if settled with such written consent, or if there be a final judgment or decree for the plaintiff in any such action by a court of competent jurisdiction and the time to appeal shall have expired or the last appeal shall have been denied, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Any person to whom or to which the Company has an indemnification obligations other than pursuant to Paragraph
(j)(2)(C) of this Warrant or the other Warrants shall not be deemed an Indemnified Person pursuant this Paragraph (j)(2)(D).

                 (D) If the  indemnification  provided  for  in  this  Paragraph
(j)(2) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any holder is obligated to contribute pursuant to this Agreement shall be limited to the net proceeds to such holder from the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities). The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Securities Act other than the Company and the holders. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement, provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to the parties. Notwithstanding any provisions of this Paragraph (j)(2)(D), no person liable for a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not liable for such fraudulent misrepresentation.

               (E) The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Shares by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

               (F) Neither the giving of any notice by any holder nor the making of any request for prospectuses shall impose any upon any holder making such request any obligation to sell any Registerable Securities or exercise any Warrants.

                (G) In connection with any registration statement filed pursuant to this Paragraph (j), the Company shall supply prospectuses and qualify the Registerable Securities for sale in such states as the holders may reasonably designates, provided, that the Company shall not be required to qualify or register the Registerable Securities in any jurisdiction where such qualification or registration would require the Company to submit generally to the jurisdiction of such state.

(H) The Company's obligation to register the holder's Warrant Shares shall terminate at such time as all of the Warrant Shares may be sold by the holder pursuant to Rule 144 of the

Securities and Exchange Commission (or any subsequent similar rule) without limitation or restriction on volume or method of sale.

                  (3) The term "majority holder" shall mean the holders of at least a majority of the shares of Common Stock for which the Warrants (considered in the aggregate) are exercisable and shall include any owner or combination of owners of such securities, which ownership shall be calculated by determining the number of shares of Common Stock held by such owner or owners resulting from the exercise of any Warrant after giving effect to any stock dividend, split, reverse split or other recapitalization and the number of shares of Common Stock issuable upon exercise of any unexercised Warrants.

                  (4) The Company's agreements with respect to Warrants or Warrant Shares in this Paragraph (j) shall continue in effect regardless of the exercise and surrender of this Warrant, and shall be available to any transferee of Warrants or Warrant Shares, other than a person who may sell such securities without restriction.

                  (5) In connection with any registration of the Warrants pursuant to this Paragraph (j), the Company shall not be required to maintain any public market in the Warrants.

         (k) TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

                  (1) To a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act and in compliance with applicable state securities laws with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Paragraph (k) with respect to any resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; or

                  (2) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act and state securities laws relating to such securities and the offering thereof for such sale or disposition.

Dated as of July 15, 1999

                                            WESTBURY METALS GROUP, INC.


                                             By:
                                                 Mandel Sherman, President

                                PURCHASE FORM

                                     Dated:                             , 20

The undersigned hereby irrevocably exercises this Warrant to the extent of purchasing shares of Common Stock and hereby makes payment of $ in payment of the Exercise Price therefor.



                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
            (Please typewrite or print in block letters)

Signature

Social Security or Employer Identification No.

                                                      ASSIGNMENT FORM

FOR VALUE RECEIVED,
hereby sells, assigns and transfer unto

Name
            (Please typewrite or print in block letters)
Address
Social Security or Employer Identification No.

The right to purchase Common Stock represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint attorney to transfer the same on the books of the Company with full power of substitution.

Dated:                     , 19

Signature

Signature Medallion Guaranteed: